UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant 🗹     Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

THE KROGER CO.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(4) and 0-11.

Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V93856-P49310 THE KROGER CO. You invested in THE KROGER CO. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 25, 2026. Vote Virtually at the Meeting* June 25, 2026 11:00 AM, Eastern Time Virtually at: www.virtualshareholdermeeting.com/KR2026 *Please check the meeting materials for any special requirements for meeting attendance. Get informed before you vote View the Combined Notice, Proxy Statement, and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 11, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. THE KROGER CO. 1014 VINE STREET CINCINNATI, OH 45202 2026 Annual Meeting Vote by June 24, 2026 11:59 PM ET. For shares held in a Plan, vote by June 22, 2026 11:59 PM ET.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V93857-P49310 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors. Nominees: 1a. Nora A. Aufreiter For 1b. Kevin M. Brown For 1c. Mitchell R. Butier For 1d. Gregory S. Foran For 1e. Anne Gates For 1f. Karen M. Hoguet For 1g. Ronald L. Sargent For 1h. J. Amanda Sourry Knox For 1i. Mark S. Sutton For 1j. Ashok Vemuri For 2. Approval, on an advisory basis, of Kroger’s executive compensation. For 3. Ratification of PricewaterhouseCoopers LLP, as auditors. For 4. Approval of the 2019 Second Amended and Restated Long-Term Incentive Plan. For 5. Report on GHG emissions reductions. Against NOTE: Holders of common shares of record at the close of business on April 28, 2026 will be entitled to vote at the meeting.